Exhibit 99.1

The tables below reflect the Company's changes in reportable segments using Adjusted EBITDA, the Company’s new non-U.S. GAAP financial measure. For more information on these changes, see Item 7.01 in this Form 8-K.

	2013					2012					2011
	Q1	Q2	Q3	Q4	FYE 12/31	Q1	Q2	Q3	Q4	FYE 12/31	FYE 12/31
	(In thousands)
Revenue:
Search & Applications	$397,192	$427,449	$407,291	$373,018	$1,604,950	$343,198	$348,762	$370,227	$403,608	$1,465,795	$1,040,507
The Match Group	192,875	197,987	205,196	209,332	805,390	174,499	178,587	178,352	182,784	714,222	519,195
Media	44,995	57,495	50,299	38,645	191,434	15,687	38,199	52,574	57,591	164,051	68,996
eCommerce	107,297	116,591	94,438	103,740	422,066	107,325	115,134	113,378	121,345	457,182	431,483
Inter-segment elimination	(110)	(111)	(352)	(280)	(853)	(109)	(70)	(61)	(77)	(317)	(737)
Total	$742,249	$799,411	$756,872	$724,455	$3,022,987	$640,600	$680,612	$714,470	$765,251	$2,800,933	$2,059,444

Operating income (loss):
Search & Applications	$86,983	$89,346	$87,756	$76,032	$340,117	$73,490	$74,067	$69,036	$89,051	$305,644	$204,006
The Match Group	37,359	53,129	60,164	77,503	228,155	28,945	56,232	54,520	60,469	200,166	134,486
Media	(7,157)	(2,033)	(5,558)	(6,055)	(20,803)	(5,708)	(6,438)	(11,620)	(23,136)	(46,902)	(13,206)
eCommerce	(4,493)	(4,603)	9,285	(250)	(61)	2,283	9,649	4,905	(1,514)	15,323	22,674
Corporate	(28,141)	(29,143)	(29,643)	(34,278)	(121,205)	(36,245)	(36,034)	(38,808)	(39,576)	(150,663)	(150,198)
Total	$84,551	$106,696	$122,004	$112,952	$426,203	$62,765	$97,476	$78,033	$85,294	$323,568	$197,762

Non-cash compensation expense:
Search & Applications	$3	$—	$—	$—	$3	$8	$9	$9	$8	$34	$(202)
The Match Group	(157)	363	336	580	1,122	907	556	560	795	2,818	1,642
Media	205	213	219	(4)	633	268	236	62	204	770	427
eCommerce	(29)	—	—	—	(29)	(78)	26	26	24	(2)	222
Corporate	12,641	11,244	13,810	13,581	51,276	20,361	19,614	22,694	19,336	82,005	86,499
Total	$12,663	$11,820	$14,365	$14,157	$53,005	$21,466	$20,441	$23,351	$20,367	$85,625	$88,588

Depreciation:
Search & Applications	$3,865	$6,413	$3,865	$4,034	$18,177	$3,291	$3,385	$3,343	$4,976	$14,995	$25,484
The Match Group	4,706	4,838	5,043	5,616	20,203	3,537	3,742	4,502	4,558	16,339	10,780
Media	523	524	526	551	2,124	179	295	424	500	1,398	703
eCommerce	2,619	2,993	1,648	1,627	8,887	3,045	2,732	2,749	2,684	11,210	11,239
Corporate	2,303	2,268	2,407	2,540	9,518	2,063	2,071	2,132	2,273	8,539	8,513
Total	$14,016	$17,036	$13,489	$14,368	$58,909	$12,115	$12,225	$13,150	$14,991	$52,481	$56,719

	2013					2012					2011
	Q1	Q2	Q3	Q4	FYE 12/31	Q1	Q2	Q3	Q4	FYE 12/31	FYE 12/31
	(In thousands)
Amortization of intangibles:
Search & Applications	$6,663	$6,661	$6,891	$7,339	$27,554	$2	$3	$147	$7,316	$7,468	$1,176
The Match Group	4,540	5,106	3,153	4,327	17,126	6,515	4,990	3,342	2,608	17,455	17,077
Media	249	293	272	256	1,070	—	280	880	5,019	6,179	3
eCommerce	2,626	6,077	2,716	2,674	14,093	524	532	843	2,770	4,669	3,801
Corporate	—	—	—	—	—	—	—	—	—	—	—
Total	$14,078	$18,137	$13,032	$14,596	$59,843	$7,041	$5,805	$5,212	$17,713	$35,771	$22,057

Acquisition-related contingent consideration fair value adjustments:
Search & Applications	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
The Match Group	1,458	4,249	632	(5,996)	343	—	—	—	—	—	—
Media	—	—	—	—	—	—	—	—	—	—	—
eCommerce	—	—	—	—	—	—	—	—	—	—	—
Corporate	—	—	—	—	—	—	—	—	—	—	—
Total	$1,458	$4,249	$632	$(5,996)	$343	$—	$—	$—	$—	$—	$—

Adjusted EBITDA:
Search & Applications	$97,514	$102,420	$98,512	$87,405	$385,851	$76,791	$77,464	$72,535	$101,351	$328,141	$230,464
The Match Group	47,906	67,685	69,328	82,030	266,949	39,904	65,520	62,924	68,430	236,778	163,985
Media	(6,180)	(1,003)	(4,541)	(5,252)	(16,976)	(5,261)	(5,627)	(10,254)	(17,413)	(38,555)	(12,073)
eCommerce	723	4,467	13,649	4,051	22,890	5,774	12,939	8,523	3,964	31,200	37,936
Corporate	(13,197)	(15,631)	(13,426)	(18,157)	(60,411)	(13,821)	(14,349)	(13,982)	(17,967)	(60,119)	(55,186)
Total	$126,766	$157,938	$163,522	$150,077	$598,303	$103,387	$135,947	$119,746	$138,365	$497,445	$365,126

Reconciliation of Adjusted EBITDA to operating income to net earnings attributable to IAC shareholders:

	2013					2012					2011
	Q1	Q2	Q3	Q4	FYE 12/31	Q1	Q2	Q3	Q4	FYE 12/31	FYE 12/31
	(In thousands)
Adjusted EBITDA	$126,766	$157,938	$163,522	$150,077	$598,303	$103,387	$135,947	$119,746	$138,365	$497,445	$365,126
Non-cash compensation expense	(12,663)	(11,820)	(14,365)	(14,157)	(53,005)	(21,466)	(20,441)	(23,351)	(20,367)	(85,625)	(88,588)
Depreciation	(14,016)	(17,036)	(13,489)	(14,368)	(58,909)	(12,115)	(12,225)	(13,150)	(14,991)	(52,481)	(56,719)
Amortization of intangibles	(14,078)	(18,137)	(13,032)	(14,596)	(59,843)	(7,041)	(5,805)	(5,212)	(17,713)	(35,771)	(22,057)
Acquisition-related contingent consideration fair value adjustments	(1,458)	(4,249)	(632)	5,996	(343)	—	—	—	—	—	—
Operating income	84,551	106,696	122,004	112,952	426,203	62,765	97,476	78,033	85,294	323,568	197,762
Equity in (losses) income of unconsolidated affiliates	(91)	(1,078)	(3,253)	(2,193)	(6,615)	(5,901)	(19,009)	(3,298)	2,863	(25,345)	(36,300)
Interest expense	(7,663)	(7,658)	(7,623)	(10,652)	(33,596)	(1,347)	(1,364)	(1,391)	(2,047)	(6,149)	(5,430)
Other income (expense), net	1,658	(4)	16,719	11,936	30,309	2,756	(368)	447	(5,847)	(3,012)	15,490
Earnings from continuing operations before income taxes	78,455	97,956	127,847	112,043	416,301	58,273	76,735	73,791	80,263	289,062	171,522
Income tax (provision) benefit	(25,746)	(39,416)	(36,126)	(33,214)	(134,502)	(27,120)	(28,634)	(27,606)	(35,855)	(119,215)	4,047
Earnings from continuing operations	52,709	58,540	91,721	78,829	281,799	31,153	48,101	46,185	44,408	169,847	175,569
(Loss) earnings from discontinued operations, net of tax	(944)	(1,068)	3,914	24	1,926	3,684	(4,641)	(5,624)	(2,470)	(9,051)	(3,992)
Net earnings	51,765	57,472	95,635	78,853	283,725	34,837	43,460	40,561	41,938	160,796	171,577
Net loss (earnings) attributable to noncontrolling interests	1,872	818	1,305	(1,936)	2,059	(359)	(128)	156	(1,199)	(1,530)	2,656
Net earnings attributable to IAC shareholders	$53,637	$58,290	$96,940	$76,917	$285,784	$34,478	$43,332	$40,717	$40,739	$159,266	$174,233

The Company's primary financial measure is Adjusted EBITDA, which is defined as operating income excluding: (1) non-cash compensation expense; (2) depreciation; and (3) acquisition-related items consisting of (i) amortization of intangible assets and goodwill and intangible asset impairments and (ii) gains and losses recognized on changes in the fair value of contingent consideration arrangements. The Company believes this measure is useful for analysts and investors as this measure allows a more meaningful comparison between our performance and that of our competitors. Moreover, our management uses this measure internally to evaluate the performance of our business as a whole and our individual business segments. The above items are excluded from our Adjusted EBITDA measure because these items are non-cash in nature, and we believe that by excluding these items, Adjusted EBITDA corresponds more closely to the cash operating income generated from our business, from which capital investments are made and debt is serviced. Adjusted EBITDA has certain limitations in that it does not take into account the impact to IAC's statement of operations of certain expenses. IAC endeavors to compensate for the limitations of the non-U.S. GAAP measure presented by providing the comparable U.S. GAAP measure with equal or greater prominence. The information presented above should be read in conjunction with IAC's historical consolidated financial statements and notes thereto found on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.